UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2022

LendingTree, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34063	26-2414818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Vantage Park Dr., Suite 700,	Charlotte NC	28203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (704) 541-5351

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TREE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 25, 2022, LendingTree, Inc. (the “Registrant”) announced financial results for the quarter and year ended December 31, 2021. The table below corrects a clerical error in the previously released reconciliation of net income (loss) from continuing operations to adjusted net (loss) income and net income (loss) per diluted share from continuing operations to adjusted net (loss) income per share. See "LendingTree's Principles of Financial Reporting" in the press release dated February 25, 2022, with respect to the Registrant’s financial results for the quarter and year ended December 31, 2021, filed on February 25, 2022 on a Current Report on Form 8-K, for further discussion of the Registrant’s use of these non-GAAP measures.

	Three Months Ended			Twelve Months Ended
	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
	(in thousands, except per share amounts)
Net income (loss) from continuing operations	$48,432	$(4,406)	$(8,117)	$73,138	$(22,566)
Adjustments to reconcile to adjusted net (loss) income:
Severance	6	47	105	53	295
Loss on impairments and disposal of assets	814	1,251	474	3,465	1,160
Gain in investments	(83,200)	—	—	(123,272)	—
Non-cash compensation	16,751	17,074	14,497	68,555	53,733
Costs of secondary public offering	—	—	863	—	863
Change in fair value of contingent consideration	—	(196)	(2,384)	(8,249)	5,327
Acquisition expense	430	227	(188)	1,796	2,217
Litigation settlements and contingencies	32	22	40	392	(943)
Loss on extinguishment of debt	—	—	—	—	7,768
Income tax expense (benefit) from adjusted items	16,980	(4,687)	(3,402)	14,968	(17,880)
Excess tax (benefit) deficit from stock-based compensation	(4,336)	938	(51)	(11,691)	(2,033)
Income tax benefit from CARES Act	—	—	—	—	(6,104)
Adjusted net (loss) income	$(4,091)	$10,270	$1,837	$19,155	$21,837

Net income (loss) per diluted share from continuing operations	$3.57	$(0.33)	$(0.62)	$5.34	$(1.73)
Adjustments to reconcile net income (loss) from continuing operations to adjusted net (loss) income	(3.87)	1.10	0.76	(3.94)	3.41
Adjustments to reconcile effect of dilutive securities	(0.01)	(0.02)	(0.01)	—	(0.14)
Adjusted net (loss) income per share	$(0.31)	$0.75	$0.13	$1.40	$1.54

Adjusted weighted average diluted shares outstanding	13,212	13,707	14,163	13,695	14,150
Effect of dilutive securities	(346)	439	1,112	—	1,143
Weighted average diluted shares outstanding	13,558	13,268	13,051	13,695	13,007
Effect of dilutive securities	346	—	—	496	—
Weighted average basic shares outstanding	13,212	13,268	13,051	13,199	13,007

The information contained in this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 1, 2022

LENDINGTREE, INC.

	By:	/s/ Trent Ziegler
Trent Ziegler
Chief Financial Officer